UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
Form 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2019
_______________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)
Address of principal executive offices:
860 N. McCarthy Blvd., Suite 200, Milpitas, California 95035
Registrant’s telephone number, including area code: 408-941-7100
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 Regulation FD

On January 16, 2019, Aviat Networks, Inc. (the “Company”) presented at the 21st Annual Needham Growth Conference. A copy of the Investor Presentation (filed as Exhibit 99.1) and the transcript of the presentation (filed as Exhibit 99.2) are included in this report.
The information in this Item 7.01, Exhibit 99.1 and 99.2 hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
The Investor Presentation refers to certain non-GAAP financial measures.
Item 9.01 Financial Statements and Exhibits.
(d)     Exhibits.
Exhibit No.    Description
99.1    AVNW Needham Growth Conference Investor Presentation.
99.2    AVNW Transcript Needham Growth Conference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

January 17, 2019	By:	/s/ Walter Stanley Gallagher, Jr.
		Name:	Walter Stanley Gallagher, Jr.
		Title:	Senior Vice President and Chief Operating Officer (Principal Financial Officer)